UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 12, 2016, The TJX Companies, Inc. (the “Company”) completed the issuance and sale of $1,000,000,000 aggregate principal amount of 2.250% notes due 2026 of the Company (the “Notes”).

The Notes were registered pursuant to an automatically effective shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (Registration Statement No. 333-213521) that was filed with the Securities and Exchange Commission on September 7, 2016.

The Notes were issued pursuant to a base indenture dated September 12, 2016 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated September 12, 2016 and executed by and between the Company and U.S. Bank National Association, as trustee. The Company is filing the executed Base Indenture and the First Supplemental Indenture as exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

4.1	Indenture dated September 12, 2016 between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 12, 2016 by and between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

Date: September 12, 2016	By:	/s/ Ann McCauley
	Name:	Ann McCauley
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

No.	Description

4.1	Indenture dated September 12, 2016 between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of September 12, 2016 by and between The TJX Companies, Inc. and U.S. Bank National Association, as Trustee, including the form of Global Note attached as Annex A thereto.